UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-39478	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	WYTC	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

On March 24, 2026, effective as of February 13, 2026, Wytec International, Inc., a Nevada corporation (“Wytec”), entered into an amendment (the “Amendment”) to that certain unsecured promissory note, dated as of February 25, 2020, as amended on August 13, 2022, February 5, 2024, and December 31, 2024, in the original principal amount of $625,000, issued by Wytec to Mr. Christopher Stuart, a director of Wytec (the “Note”) in order to (i) waive any default with respect to the Note and (ii) allow Wytec to extend the maturity date of the Note by eleven (11) additional six month periods instead of nine (9) additional six month periods. In consideration for the Amendment, Wytec issued to Mr. Stuart 124,000 warrants (the “Warrants”) to purchase up to 124,000 shares of Wytec’s common stock. The Warrants are exercisable until December 31, 2026 at an exercise price of $1.50 per share, provided that, ten (10) days after Wytec’s common stock commences trading on the NASDAQ Capital Market (or an equivalent or higher public securities trading market), the exercise price will automatically adjust to the greater of (i) $1.50 per share or (ii) eighty-five percent (85%) of the 10-day moving average of Wytec’s then current public trading price as quoted on the market with the highest volume.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment and the Warrant, filed herewith as Exhibit 10.1 and Exhibit 4.1, respectively, which are incorporated by reference into this Item 1.01.

SECTION 2. FINANCIAL INFORMATION

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 3. SECURITIES AND TRADING MARKETS

Item 3.02.	Unregistered Sales of Equity Securities.

On March 24, 2026, in connection with the Amendment, Wytec issued the Warrants described above in Item 1.01 to Mr. Stuart. The issuance was made in reliance on the exemption from registration under Rule 506(b) of Regulation D of the Securities Act of 1933, as amended. Wytec received no cash proceeds from the issuance of the Warrants. The sole consideration was Mr. Stuart’s agreement to the extension of the maturity date of the Note.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

4.1	Christopher Stuart Warrant, dated March 24, 2026

10.1	Amendment to Promissory Note, dated March 24, 2026, effective as of February 13, 2026, by and between Wytec International, Inc. and Christopher Stuart

104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.

(Registrant)

Date: March 26, 2026	/s/ William H. Gray
William H. Gray, Chief Executive Officer

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